UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2017

Commission File Number: 000-50768

ACADIA Pharmaceuticals Inc.

(Exact name of Registrant as specified in its charter)

Delaware	06-1376651
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 300, San Diego, California 92130

(Address of principal executive offices)

858-558-2871

(Registrant’s Telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On June 13, 2017, the stockholders of ACADIA Pharmaceuticals Inc. (“Registrant”) approved an amendment to Registrant’s 2010 Equity Incentive Plan, as amended, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 5,500,000 shares.

The foregoing description of Registrant’s 2010 Equity Incentive Plan, as amended, does not purport to be complete, and is qualified in its entirety by reference to Exhibit 99.1 to this Report, as well as the description of the 2010 Equity Incentive Plan, as amended, included in Registrant’s definitive proxy statement (the “proxy statement”) filed with the Securities and Exchange Commission on April 27, 2017.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Registrant held its 2017 Annual Meeting of Stockholders on June 13, 2017 (the “2017 Annual Meeting”).

(b)	The election of two nominees to serve as Class I directors on Registrant’s Board of Directors (the “Board”) until Registrant’s 2020 Annual Meeting of Stockholders was carried out at the 2017 Annual Meeting. The following two Class I directors were elected by the votes indicated:

	For	Withheld	Broker Non- Votes
James Daly	92,062,268	1,031,333	17,632,277
Edmund Harrigan	59,364,541	33,729,060	17,632,277

In addition to the election of two Class I directors, the following matters were submitted to a vote of the stockholders at the 2017 Annual Meeting:

(i)	the approval of an amendment to Registrant’s 2010 Equity Incentive Plan, as amended, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 5,500,000 shares, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
72,086,994	20,831,803	174,804	17,632,277

(ii)	the approval, on an advisory basis, of the compensation of Registrant’s named executive officers, as disclosed in the proxy statement, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
81,129,579	11,738,911	225,111	17,632,277

(iii)	the indication, on an advisory basis, of the preferred frequency of stockholder advisory votes on the compensation of Registrant’s named executive officers, which received the following votes:

1 Year	2 Years	3 Years	Abstain
90,385,918	271,627	2,254,894	181,162

(iv)	the appointment of Ernst & Young LLP as Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified by the following vote:

For	Against	Abstain
109,080,043	1,112,223	533,612

Each of the foregoing voting results from the 2017 Annual Meeting is final.

(d)	Registrant had recommended that the advisory vote on executive compensation be done annually and, corresponding to the advisory vote received from stockholders at the 2017 Annual Meeting, will continue to hold annual advisory votes until Registrant’s next stockholder advisory vote on the frequency of advisory votes, which must be held at least once every six years.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	2010 Equity Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

Date: June 15, 2017	By:	/s/ Glenn F. Baity
Name: Glenn F. Baity
Title: EVP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	2010 Equity Incentive Plan, as amended